                                         SELIGMAN
                                -----------------
                                  CASH MANAGEMENT
                                       FUND, INC.

                                  ANNUAL REPORT

                                DECEMBER 31, 1999

                                    --------

                           A Money Market Mutual Fund
                           Seeking to Preserve Capital
                            and to Maximize Liquidity
                               and Current Income

                             SELIGMAN ADVISORS, INC.
                                 an affiliate of

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Cash Management Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                                                                  TXCM2 12/99

TO THE SHAREHOLDERS

The past fiscal year was characterized by steadily rising interest rates, above-trend economic growth in the US, and accelerating international growth. During this time, the Federal Reserve Board increased the federal funds rate three times in an attempt to slow the robust US economy. These increases reversed all the Fed's 1998 actions. In 1998, the Fed had eased monetary policy in response to the worldwide economic crisis, which many feared could disrupt US economic growth, possibly even pulling the US into a recession. Not only did the US economy avoid recession, it continued to expand at a remarkable pace, surprising most economic commentators.

By the beginning of 1999, the world's economies were recovering strongly and the US entered its ninth year of uninterrupted expansion. This positive global and domestic economic environment caused the Fed to quickly resume its vigilance regarding inflation.

As early as May 1999, the Fed announced its bias toward a more restrictive monetary policy, and in June voted to raise the federal funds rate 25 basis points -- the first of three identical hikes which would leave this key rate 75 basis points higher by year-end. In response to the strong economy and the federal funds rate increases, the 30-year Treasury bond yield moved significantly higher, from 5.08% on December 31, 1998, to 6.48% on December 31, 1999. While the rising rate environment negatively impacted most fixed-income securities, money-market investors benefited from increasing yields.

We believe that, in the coming year, bond market volatility will subside and yields will stabilize. While the Federal Reserve Board is likely to remain cautious regarding inflationary pressures, we believe it will not be as aggressive as it was in 1999. In addition, we believe that markets have already priced in some future rate increases by the Fed, and that yields are thus unlikely to move significantly higher.

Thank you for your continued support of Seligman Cash Management Fund. A discussion with your Portfolio Manager, as well as the Fund's investment results, portfolio of investments, and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

/s/ William C. Morris
-----------------------
    William C. Morris
    Chairman
                                                         /s/ Brian T. Zino
                                                         -----------------------
                                                             Brian T. Zino
                                                             President

February 4, 2000

INTERVIEW WITH YOUR PORTFOLIO MANAGER, GARY S. ZELTZER

Q: What economic and market factors influenced Seligman Cash Management Fund during the past fiscal year?

A: During the past fiscal year, the Federal Reserve Board, concerned about the possibility of inflation, raised the federal funds rate three times, for a total of 75 additional basis points. These rate hikes were a complete reversal of the Fed's easier monetary policy of 1998.

     The Fed's actions, along with increased inflation concerns among market participants, caused the 30-year US Treasury bond yield to increase by nearly 140 basis points and the 90-day US Treasury bill yield to increase by more than 80 basis points. Seligman Cash Management Fund benefited from this rising rate environment and, on December 31, 1999, the Fund's 30-day effective yield was 4.75%, up nearly a full percentage point from its 3.79% yield on December 31, 1998.

Q:   What was your investment strategy?

A: In 1999, financial markets were highly volatile, and Seligman Cash Management Fund experienced significant swings in cash flows. In order to manage these fluctuations, we remained in the short end of the market. On December 31, 1999, the Fund's weighted average maturity was 11 days. We continued to remain focused on maintaining high credit quality for the Fund.

Q:   What is your outlook?

A: We believe that the economy will slow moderately from the robust pace of the past few years, and that the Federal Reserve Board will thus be less aggressive than it was in 1999. Such a scenario should allow interest rates to stabilize. Seligman Cash Management Fund will continue to pursue high-quality, short-term investment instruments that can provide a competitive yield, along with stability of principal, for the Fund's shareholders.

A TEAM APPROACH

Seligman Cash Management Fund is managed by the Seligman Taxable Fixed Income Team, headed by Gary S. Zeltzer. Mr. Zeltzer is assisted by seasoned research professionals who are responsible for identifying quality money market instruments in order to preserve investors' capital and to maximize liquidity and current income.

Taxable Fixed Income Team: Gary Zeltzer (Portfolio Manager), Brian Turner, Nicholas Walsh, Deborah Joseph (Administrative Assistant)

INVESTMENT RESULTS
December 31, 1999


                                              CLASS A        CLASS B      CLASS C        CLASS D
                                          -------------   ------------  -----------   -------------
Net Assets.............................    $293,775,631   $42,611,873    $5,305,459     $29,077,740
Net Asset Value per Share..............           $1.00         $1.00         $1.00           $1.00
Number of Shareholders.................          11,482         2,558           126           2,060
Dividends*.............................          $0.042        $0.032        $0.022          $0.032
Annualized Net Yield per Share.........            4.22%         3.21%         3.63%           3.21%
Annualized Effective Yield per Share With
  Dividends Invested Monthly...........            4.30%         3.26%         3.70%           3.26%

------------------
* For the year ended December 31, 1999, except Class C shares, which are for the period May 27, 1999 (commencement of offering of shares), to December 31, 1999.
  Investment in the Fund is neither insured nor guaranteed by the US government, and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

PORTFOLIO OF INVESTMENTS
December 31, 1999

                                                                         ANNUALIZED
                                                                          YIELD ON        PRINCIPAL
                                                                       PURCHASE DATE       AMOUNT           VALUE
                                                                       -------------    ------------     ------------
US GOVERNMENT SECURITIES 40.3%
US Treasury Bills, 2/17/2000.........................................       5.19%       $30,000,000       $29,805,733
US Treasury Bills, 1/20/2000.........................................       5.20         30,000,000        29,920,992
US Treasury Bills, 1/20/2000.........................................       5.37         45,000,000        44,877,331
US Treasury Bills, 1/13/2000.........................................       5.37         30,000,000        29,948,150
US Treasury Bills, 1/13/2000.........................................       5.47         15,000,000        14,973,600
                                                                                                         ------------
TOTAL US GOVERNMENT SECURITIES (Cost $149,525,806)...................                                     149,525,806
                                                                                                         ------------
FIXED TIME DEPOSITS 36.4%
ABN-AMRO Bank, Grand Cayman, 4.75%, 1/3/2000.........................       4.82         15,000,000        15,000,000
Bank of Montreal, Grand Cayman, 5.00%, 1/3/2000......................       5.07         15,000,000        15,000,000
Banc One, Grand Cayman, 4.25%, 1/3/2000..............................       4.31         15,000,000        15,000,000
Canadian Imperial Bank of Commerce, Grand Cayman, 4.50%, 1/3/2000....       4.56         15,000,000        15,000,000
Credit Communal de Belgique, Grand Cayman, 4.75%, 1/3/2000...........       4.82         15,000,000        15,000,000
First Union National Bank, Grand Cayman, 4.50%, 1/3/2000.............       4.56         15,000,000        15,000,000
HSBC Bank, Grand Cayman, 4.75%, 1/3/2000.............................       4.82         15,000,000        15,000,000
National Westminster Bank, Nassau, 4.50%, 1/3/2000...................       4.56         15,000,000        15,000,000
UBS, Grand Cayman, 4.50%, 1/3/2000...................................       4.56         15,000,000        15,000,000
                                                                                                         ------------
TOTAL FIXED TIME DEPOSITS (Cost $135,000,000)........................                                     135,000,000
                                                                                                         ------------
REPURCHASE AGREEMENT 23.6% (Cost $87,300,000)
State Street Bank & Trust 3.50%, dated 12/31/1999, maturing 1/3/2000 collaterized by: $83,845,000 US Treasury Notes 7.50%, 2/15/2005,
   with a fair market value of $89,923,762...........................       3.55         87,300,000        87,300,000
                                                                                                         ------------
TOTAL INVESTMENTS  100.3%  (Cost $371,825,806).......................                                     371,825,806
OTHER ASSETS LESS LIABILITIES  (0.3)%................................                                      (1,055,103)
                                                                                                         ------------
NET ASSETS 100.0%....................................................                                    $370,770,703
                                                                                                         ============

------------------
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999


ASSETS:
Investments, at value:
   US Government securities (Cost $149,525,806)..... $149,525,806
   Fixed time deposits (Cost $135,000,000)..........  135,000,000
   Repurchase Agreement (Cost $87,300,000)..........   87,300,000   $371,825,806
                                                     ------------
Cash...............................................................       69,003
Receivable for Capital Stock sold..................................    6,982,533
Investment in, and expenses prepaid to, shareholder service agent..       70,263
Interest receivable................................................       25,779
Other..............................................................      165,315
                                                                    ------------
Total Assets.......................................................  379,138,699
                                                                    ------------
LIABILITIES:
Payable for Capital Stock redeemed.................................    7,833,493
Accrued expenses and other.........................................      534,503
                                                                    ------------
Total Liabilities..................................................    8,367,996
                                                                    ------------
Net Assets......................................................... $370,770,703
                                                                    ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.01 par value; 1,400,000,000 shares authorized; 370,760,003 shares outstanding):
   Class A......................................................... $  2,937,681
   Class B.........................................................      426,098
   Class C.........................................................       53,053
   Class D.........................................................      290,768
Additional paid-in capital.........................................  367,062,174
Undistributed net realized gain....................................          929
                                                                    ------------
NET ASSETS:
Applicable to 293,768,047 Class A shares, 42,609,803 Class B shares, 5,305,323 Class C shares, and 29,076,830 Class D
   shares, equivalent to $1.00 per share........................... $370,770,703
                                                                    ============

------------------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999

INVESTMENT INCOME:
Interest.....................................................  $19,859,823
                                                               -----------
EXPENSES:
Management fee..................................   $1,627,094
Distribution and service fees...................    1,001,224
Shareholder account services....................      700,586
Registration....................................      151,641
Custody and related services....................       86,859
Auditing and legal fees.........................       60,897
Shareholder reports and communications..........       60,134
Directors' fees and expenses....................       14,243
Miscellaneous...................................       18,294
                                                   ----------
Total Expenses Before Fee Waiver.............................    3,720,972
Fee Waiver...................................................     (387,345)
                                                               -----------
Total Expenses After Fee Waiver..............................    3,333,627
                                                               -----------
Net Investment Income........................................   16,526,196

NET REALIZED
  GAIN ON INVESTMENTS:
Net Realized Gain on Investments.............................       24,060
                                                               -----------
Increase in Net Assets from Operations.......................  $16,550,256
                                                               ===========

--------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                      YEAR ENDED DECEMBER 31,
                                                --------------------------------
OPERATIONS:                                          1999             1998
                                                --------------   --------------
Net investment income.........................  $   16,526,196   $   13,401,519
Net realized gain (loss) on investments.......          24,060          (22,865)
                                                --------------   --------------
Increase in Net Assets from Operations........      16,550,256       13,378,654
                                                --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A.......................................     (13,239,900)     (11,137,647)
Class B.......................................      (1,322,133)        (649,323)
Class C.......................................         (35,705)              --
Class D.......................................      (1,914,210)      (1,614,549)
                                                --------------   --------------
Decrease in Net Assets from Distributions.....     (16,511,948)     (13,401,519)
                                                --------------   --------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares.................     578,692,226      504,180,586
Investment of dividends.......................      12,459,279       10,848,889
Exchanged from associated Funds...............   8,209,614,219    6,095,906,910
                                                --------------   --------------
Total.........................................   8,800,765,724    6,610,936,385
                                                --------------   --------------
Cost of shares redeemed.......................    (829,766,335)    (565,615,022)
Exchanged into associated Funds...............  (7,950,126,099)  (5,937,011,542)
                                                --------------   --------------
Total.........................................  (8,779,892,434)  (6,502,626,564)
                                                --------------   --------------
Increase in Net Assets from Capital Share
  Transactions................................      20,873,290      108,309,821
                                                --------------   --------------
Increase in Net Assets........................      20,911,598      108,286,956

NET ASSETS:
Beginning of year.............................     349,859,105      241,572,149
                                                --------------   --------------
End of Year...................................  $  370,770,703   $  349,859,105
                                                ==============   ==============
------------------
See Notes to Financial Statements.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. Multiple Classes of Shares -- Seligman Case Management Fund, Inc. (the "Fund") offers four classes of shares: Class A shares, Class B shares, Class C shares, and Class D shares, each of which may be acquired by investors at net asset value. Class A shares acquired by an exchange from another Seligman investment company originally purchased in an amount of $1,000,000 or more without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1% if redeemed within 18 months of original purchase. Class B shares are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of

NOTES TO FINANCIAL STATEMENTS

purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares acquired by an exchange from another Seligman investment company are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of the original purchase. Class D shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation -- The Fund uses the amortized cost method for valuing its short-term securities. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and the maturity value of the issue over the period to maturity. Investments of certain other funds in the Seligman Group of Investment Companies purchased to offset the Fund's liability for deferred directors' fees are valued at current market values.

b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. The cost of investments for federal income tax purposes is substantially the same as the cost for financial reporting purposes. Interest income, including the amortization of discount or premium, is recorded as earned. Dividends are declared daily and paid monthly.

d. Repurchase Agreements -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J.& W. Seligman & Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral.

e. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses, if any, are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1999, distribution and service fees were the only class-specific expenses.

NOTES TO FINANCIAL STATEMENTS

3. Capital Share Transactions -- The Fund has authorized 1,400,000,000 shares of $0.01 par value Capital Stock. Transactions in shares of Capital Stock, each at a value of $1.00 per share, were as follows:

                                       Year Ended December 31,
                                  -------------------------------
                                        1999             1998
                                  --------------   --------------
Class A
Sale of shares..................     546,954,171      460,655,703
Investment of
 dividends......................      10,306,371        9,076,847
Exchanged from
 associated Funds...............   5,622,443,254    4,153,086,377
                                  --------------   --------------
Total...........................   6,179,703,796    4,622,818,927
                                  --------------   --------------
Shares redeemed.................    (707,787,966)    (525,764,601)
Exchanged into
 associated Funds...............  (5,451,596,881)  (4,030,213,963)
                                  --------------   --------------
Total...........................  (6,159,384,847)  (4,555,978,564)
                                  --------------   --------------
Increase in Shares..............      20,318,949       66,840,363
                                  ==============   ==============
Class B
Sale of shares..................       8,649,264       10,830,398
Investment of
 dividends......................       1,098,450          538,909
Exchanged from
 associated Funds...............     187,602,839       96,955,102
                                  --------------   --------------
Total...........................     197,350,553      108,324,409
                                  --------------   --------------
Shares redeemed.................     (17,403,964)      (7,423,097)
Exchanged into
 associated Funds...............    (161,526,822)     (87,569,652)
                                  --------------   --------------
Total...........................    (178,930,786)     (94,992,749)
                                  --------------   --------------
Increase in Shares..............      18,419,767       13,331,660
                                  ==============   ==============

                                  May 27, 1999*
                                        To
                                December 31, 1999
                                -----------------
Class C
Sale of shares..................    1,846,950
Investment of
 dividends......................       25,130
Exchanged from
 associated funds...............   34,648,180
                                   ----------
Total...........................   36,520,260
                                   ----------
Shares redeemed.................     (231,691)
Exchanged into
 associated funds...............  (30,983,246)
                                  -----------
Total...........................  (31,214,937)
                                  -----------
Increase in Shares..............    5,305,323
                                  ===========
-------------
*Commencement of offering of shares.

                                        Year Ended December 31,
                                 --------------------------------
                                       1999             1998
                                 ---------------   --------------
Class D
Sale of shares..................     21,241,859        32,694,485
Investment of
 dividends......................      1,029,328         1,233,133
Exchanged from
 associated Funds...............  2,364,919,946     1,845,865,431
                                 --------------   ---------------
Total...........................  2,387,191,133     1,879,793,049
                                 --------------   ---------------
Shares redeemed.................   (104,342,716)      (32,427,324)
Exchanged into
 associated Funds............... (2,306,019,150)   (1,819,227,927)
                                 --------------   ---------------
Total........................... (2,410,361,866)   (1,851,655,251)
                                 --------------   ---------------
Increase (Decrease)
 in Shares......................    (23,170,733)       28,137,798
                                 ==============   ===============

4. Management Fee, Distribution Services, and Other Transactions -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and paid monthly, equal to a per annum percentage of the Fund's average daily net assets.

    The management fee rate is calculated on a sliding scale of 0.45% to 0.375% based on average daily net assets of all the investment companies managed by the Manager. Effective January 25, 1999, the Manager, at its discretion, agreed to waive a portion of its management fee equal to an annual rate of 0.10%. The management fee for the year ended December 31, 1999, was equivalent to an annual rate of 0.30% of the Fund's average daily net assets.

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with Seligman Advisors, Inc. (the "Distributor") and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of Class A shares, at tributable to the particular service organizations for providing personal services

NOTES TO FINANCIAL STATEMENTS

and/or the maintenance of shareholder accounts. The Distributor, and likewise the Fund, did not make payments under the Plan with respect to Class A shares during the year ended December 31, 1999.

    Under the Plan, with respect to Class B shares, Class C shares issued in exchange from another Seligman investment company and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the year ended December 31, 1999, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $403,004 and $591,652, respectively. For the period ended December 31, 1999, fees incurred under the Plan for Class C shares aggregated $6,568, or 0.67% per annum of the average daily net assets of Class C shares.

    The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 1999, such charges amounted to $515,829.

    The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor, for the year ended December 31, 1999, amounted to $12,345.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1999, Seligman Services, Inc. received commissions of $13,170 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $11,299, pursuant to the Plan.

    Seligman Data Corp., owned by the Fund and certain associated investment companies, charged the Fund at cost $700,586 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $3,719.

    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1999, of $146,666, is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

FINANCIAL HIGHLIGHTS

    The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares out standing. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                               CLASS A
                                                   -------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                   -------------------------------------------------------------
                                                     1999          1998         1997         1996         1995
                                                   ---------    ---------    ---------    ---------    ---------
PER SHARE DATA:
Net Asset Value, Beginning of Year...............   $1.000      $1.000       $1.000       $1.000       $1.000
                                                    ------      ------       ------       ------       ------
Income from Investment Operations:
Net investment income............................    0.042       0.045        0.047        0.046        0.051
                                                    ------      ------       ------       ------       ------
Total from Investment Operations.................    0.042       0.045        0.047        0.046        0.051
                                                    ------      ------       ------       ------       ------
Less Distributions:
Dividends from net investment income.............   (0.042)     (0.045)      (0.047)      (0.046)      (0.051)
                                                    ------      ------       ------       ------       ------
Total Distributions..............................   (0.042)     (0.045)      (0.047)      (0.046)      (0.051)
                                                    ------      ------       ------       ------       ------
Net Asset Value, End of Year.....................   $1.000      $1.000       $1.000       $1.000       $1.000
                                                    ======      ======       ======       ======       ======
TOTAL RETURN:                                         4.30%       4.59%        4.80%        4.71%        5.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted)........... $293,776    $273,427     $206,604     $208,950     $177,395
Ratio of expenses to average net assets..........     0.57%       0.71%        0.78%        0.79%        0.86%

Ratio of net income to average net assets........     4.21%       4.50%        4.70%        4.61%        5.06%
Without management fee waiver:**
   Ratio of expenses to average net assets.......     0.66%
   Ratio of net income to average net assets.....     4.12%


------------------
See footnotes on page 13.
                                       11

FINANCIAL HIGHLIGHTS

                                                                           CLASS B                     CLASS C
                                                           -----------------------------------------   --------
                                                               YEAR ENDED DECEMBER 31,       4/22/96*  5/27/99*
                                                           --------------------------------     to         to
                                                           1999        1998        1997     12/31/96   12/31/99
                                                          -------    -------     -------    --------   --------
PER SHARE DATA:
Net Asset Value, Beginning of Period.....................   $1.000     $1.000      $1.000      $1.000    $1.000
                                                            ------     ------      ------      ------    ------
Income from Investment Operations:
Net investment income....................................    0.032      0.035       0.037       0.025     0.022
                                                            ------     ------      ------      ------    ------
Total from Investment Operations.........................    0.032      0.035       0.037       0.025     0.022
                                                            ------     ------      ------      ------    ------
Less Distributions:
Dividends from net investment income.....................   (0.032)    (0.035)     (0.037)     (0.025)   (0.022)
                                                            ------     ------      ------      ------    ------
Total Distributions......................................   (0.032)    (0.035)     (0.037)     (0.025)   (0.022)
                                                            -------    -------     -------     -------   ------
Net Asset Value, End of Period...........................   $1.000     $1.000      $1.000      $1.000    $1.000
                                                            ======     ======      ======      ======    ======
TOTAL RETURN:                                                 3.26%      3.56%       3.77%       2.44%     2.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted).................  $42,612    $24,189     $10,858      $2,493    $5,305
Ratio of expenses to average net assets..................     1.57%      1.71%       1.78%       1.78%+    1.25%+
Ratio of net income to average net assets................     3.21%      3.50%       3.70%       3.58%+    3.64%+
Without management fee waiver:**
   Ratio of expenses to average net assets...............     1.66%                                        1.35%+
   Ratio of net income to average net assets.............     3.12%                                        3.54%+

------------------
See footnotes on page 13.

FINANCIAL HIGHLIGHTS

                                                                      CLASS D
                                                ---------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------
                                                  1999       1998       1997       1996       1995
                                                -------    -------    -------    -------    -------
PER SHARE DATA:
Net Asset Value, Beginning of Year..........    $1.000     $1.000     $1.000     $1.000     $1.000
                                                ------     ------     ------     ------     ------
Income from Investment Operations:
Net investment income.......................     0.032      0.035      0.037      0.036      0.040
                                                ------     ------     ------     ------     ------
Total from Investment Operations............     0.032      0.035      0.037      0.036      0.040
                                                ------     ------     ------     ------     ------
Less Distributions:
Dividends from net investment income........    (0.032)    (0.035)    (0.037)    (0.036)    (0.040
                                                ------     ------     ------     ------     ------
Total Distributions.........................    (0.032)    (0.035)    (0.037)    (0.036)    (0.040)
                                                ------     ------     ------     ------     ------
Net Asset Value, End of Year................    $1.000     $1.000     $1.000     $1.000     $1.000
                                                ======     ======     ======     ======     ======
TOTAL RETURN:                                     3.26%      3.56%      3.77%      3.67%      4.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted)......   $29,078    $52,243    $24,110    $22,309    $14,554
Ratio of expenses to average net assets.....      1.57%      1.71%      1.78%      1.79%      1.90%
Ratio of net income to average net assets...      3.21%      3.50%      3.70%      3.61%      4.02%
Without management fee waiver:**
   Ratio of expenses to average net assets..      1.66%
   Ratio of net income to average net assets      3.12%

------------------
 * Commencement of offering of shares.
** The Manager, at its discretion, waived a portion of its fees for the period ended December 31, 1999.
 + Annualized.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders,
Seligman Cash Management Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Cash Management Fund, Inc. as of December 31, 1999, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Cash Management Fund, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
February 4, 2000


FOR MORE INFORMATION

Manager
J. & W. Seligman & Co.
   Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450     Shareholder Services
(800) 445-1777     Retirement Plan
                   Services
(212) 682-7600     Outside the
                   United States
(800) 622-4597     24-Hour
                   Automated Telephone
                   Access Service

BOARD OF DIRECTORS

John R. Galvin 2,4
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, Raytheon Company

Alice S. Ilchman 3,4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2,4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center
Director, Conoco Inc.

John E. Merow 2,4
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.
Director, New York Presbyterian Hospital

Betsy S. Michel 2,4
Trustee, The Geraldine R. Dodge Foundation

William C. Morris 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3,4
Retired Partner, Pitney, Hardin, Kipp & Szuch,
   Law Firm

James Q. Riordan 3,4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development
Director, Public Broadcasting Service

Robert L. Shafer 3,4
Retired Vice President, Pfizer Inc.

James N. Whitson 2,4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company
Member of the Board of Governors,
   Investment Company Institute

Director Emeritus
Fred E. Brown
Director and Consultant,
   J. & W. Seligman & Co. Incorporated

----------------
Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee
        4 Board Operations Committee


EXECUTIVE OFFICERS

William C. Morris
Chairman

Brian T. Zino
President

Lawrence P. Vogel
Vice President

Gary S. Zeltzer
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary